                                                                   EXHIBIT 10.14

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION THEREFROM UNDER SAID ACT AND LAWS.

THE SALE OF THESE SECURITIES HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFORE PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

THIS WARRANT MAY NOT BE EXERCISED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS TO THE REASONABLE SATISFACTION OF THE COMPANY AND LEGAL COUNSEL FOR THE COMPANY.

Void after 5:00 P.M., San Francisco (a) September 30, 2008 or (b) such earlier date as this Warrant may expire pursuant to Section 1 hereof.

Right to Purchase up to 62,738 Shares of the Common Stock of Salon Internet,
Inc.

                             SALON INTERNET, INC.

                            STOCK PURCHASE WARRANT

                              SEPTEMBER 18, 1998

     SALON INTERNET, INC., a California corporation (the "Company"), hereby certifies that for value received, ASCII Ventures or assigns (the "Holder"), is entitled to purchase, subject to the terms and conditions hereinafter set forth, up to the number of fully paid and nonassessable shares ("Shares") of the Common Stock of the Company ("Common"), at a price of $0.26 per share, set forth in the following schedule

     (i)   20,913 shares commencing on the date of this Warrant,

     (ii) an additional 20,913 shares commencing 120 days after the date of the first issuance by the Company of its Series C Preferred Stock (the "Date of Grant") if the Company has not completed between the Date of Grant and the date 120 days after the Date of Grant one or more equity financings resulting in aggregate cash proceeds to the Company of at least $8,500,000, which proceeds shall include any proceeds received on the Date of Grant (a "Qualified Financing"), and

     (iii) an additional 20,912 shares commencing 180 days from the Date of Grant if the Company has not completed a Qualified Financing between the Date of Grant and the date 180 days after the Date of Grant. The number of Shares to be received upon the exercise of this Warrant and the price to be paid for a Share may be adjusted from time to time as hereinafter set forth. The exercise price of a Share in effect at any time and as adjusted from time to time is hereinafter referred to as the "Warrant Price."

     1.   Term.  The purchase right represented by this Warrant is exercisable,
          ----
in whole or in part, at any time and from time to time from the effective date of this Warrant through September 30, 2008. The Company shall furnish to each Holder a notice of the expiration date of this Warrant not more than 60 days and not less than 30 days before such expiration date.

     2.   Method of Exercise; Payment; Issuance of New Warrant.
          ----------------------------------------------------

          (a) Subject to paragraph 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and (i) by the
---------
payment to the Company, by check, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased, or (ii) on the date on which the Common becomes publicly traded or the Company is merged, acquired or consolidated pursuant to a transaction in which the Company is not the surviving party, by surrender of the right to receive upon exercise hereof a number of Shares equal to the value (as determined below) of the Shares with respect to which this Warrant is being exercised, in which case the number of shares to be issued to the Holder upon such exercise shall be computed using the following formula:

          X = Y(A-B)
              ------
                 A

Where:    X =  the number of shares of Common to be issued to the Holder.

          Y = the number of shares of Common with respect to which this Warrant is being exercised.

          A =  the fair market value of one share of Common.

          B =  Warrant Price.

          (b) If the Holder shall purchase such shares in conjunction with a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, then the "fair market value of one share of Common" for purposes of paragraph 2(a) shall be the value received by the holders of the Common pursuant to such transaction for each share of Common, and such purchase shall be effective upon the closing of such transaction, subject to the due, proper and prior surrender of this Warrant.

          (c) If the Holder shall purchase such shares in conjunction with the initial underwritten public offering of the Common pursuant to a registration statement filed under the Securities Act of 1933, the "fair market value of one share of Common" shall be the price at which registered shares are sold to the public in such offering, and such purchase shall be effective upon the date of such offering, subject to the due, proper and prior surrender of this Warrant and the closing of the offering. Should such offering not be consummated, the Company shall refund to the holder the Warrant Price and the Holder may exercise the purchase right represented by this Warrant, in whole or in part, at any time and from time to time during the remainder of its term.

          (d) In the event of any exercise of the purchase right represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof within five business days of the effective date of such purchase and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such five business day period. Upon the effective date of such purchase, the Holder shall be deemed to be the holder of record of the Shares, notwithstanding that Certificates representing the Shares shall not then be actually delivered to such Holder or that such Shares are not then set forth on the stock transfer books of the Company.

          (e) If the Shares are traded regularly in a public market, the fair market value of the Shares shall be the closing price of the Shares reported for the business day immediately before Holder delivers its notice of exercise to the Company. If the Shares are not regularly traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment.

     3.   Stock Fully Paid; Reservation of Shares.  All Shares which may be
          ---------------------------------------
issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Common to provide for the exercise of the rights represented by this Warrant.

     4.   Adjustment of Warrant Price and Number of Shares.  The number and kind
          ------------------------------------------------
of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a)  Reclassification or Merger.  In case of any reclassification or
               --------------------------
change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company shall, as condition precedent to such transaction, execute a new Warrant or cause such successor or purchasing corporation, as the case may be, to execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Common theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by the holder of one share of Common. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

          (b)  Subdivision or Combination of Shares.  If the Company at any time
               ------------------------------------
while this Warrant remains outstanding and unexpired shall subdivide or combine its Common, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

          (c)  Stock Dividends. If the Company at any time while this Warrant is
               ---------------
outstanding and unexpired shall pay a dividend with respect to Common payable in, or make any other distribution with respect to Common (except any distribution specifically provided for in the foregoing subparagraph (a) and
(b)) of, Common then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common outstanding immediately after such dividend or distribution.

          (d)  Adjustment of Number of Shares.  Upon each adjustment in the
               ------------------------------
Warrant Price, the number of Shares of Common purchasable hereunder shall be adjusted, to nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

          (e)  No Impairment.  The Company shall not, by amendment of its
               -------------
Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Section 5 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Section 5 against impairment.

     5.   Notice of Adjustments.  Whenever any Warrant Price shall be adjusted
          ---------------------
pursuant to paragraph 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price or Prices after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Warrant.

     6.   Notice of Certain Actions.  In the event that the Company shall
          -------------------------
propose at any time:

               (i) to declare any dividend or distribution upon any class or series of its stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

               (ii) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;

               (iii) to effect any reclassification or recapitalization of its Common outstanding involving a change in the Common; or

               (iv) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its assets or property, or to liquidate, dissolve or wind up, whether voluntary or involuntary;

then in connection with each such event, this Company shall send to the holders of the Warrants:

                    (1) at least 10 days prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (i) and (ii) above;

                    (2)  in the case of the matters referred to in (iii) through
(iv) above, at least 10 days prior written notice of the date for the determination of shareholders entitled to vote thereon (and specifying the date on which the holders of Common shares shall be entitled to exchange their Common for securities or other property deliverable upon the occurrence of such event); and

                    (3) prompt notice of any material change in the terms of the transaction described in (i) through (iv) above.

     Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the holders of the Warrants at the address for each such holder as shown on the books of this corporation.

     7.   Fractional Shares.  No fractional shares of Common will be issued in
          -----------------
connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefore in an amount determined in such reasonable manner as may be prescribed by the board of directors of the Company.

     8.   Compliance with Securities Act; Non-transferability of Warrant;
          ---------------------------------------------------------------
Disposition of Shares of Common.
-------------------------------

          (a)  Compliance with Securities Act.  The holder of this Warrant, by
               ------------------------------
acceptance hereof, agrees that this Warrant and the shares of Common to be issued upon exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). Upon exercise of this Warrant, the holder hereof shall confirm in writing, in a form of Exhibit B, that the shares of Common so purchased are being acquired for
   ---------
investment and not with a view toward distribution or resale. All shares of Common issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.
     NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY AND WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF FIRST REFUSAL AS SET FORTH IN AN RIGHTS AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

          (b)  Transferability of Warrant.  This Warrant and the Shares to be
               --------------------------
issued upon exercise hereof may not be transferred or assigned in whole or in part without compliance with the requirements of that certain Rights Agreement dated of even date herewith by and among the Company and certain holders of Company securities, as amended from time to time hereafter (the "Rights Agreement").

     9.   Rights of Shareholders.  No holder of the Warrant or Warrants shall be
          ----------------------
entitled to vote or receive dividends on the Shares or be deemed the holder of Common or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant or Warrants shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     10.  Registration Rights.  The Shares obtained upon exercise of this
          -------------------
Warrant shall have all of the registration rights, obligations and restrictions set forth in the Rights Agreement.

     11.  Governing Law.  The terms and conditions of this Warrant shall be
          -------------
governed by and construed in accordance with the internal laws of the State of California without application of conflict of laws principles.

     12.  Miscellaneous.  The headings in this Warrant are for purposes of
          -------------
convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the Holder. All notices and other communications from the Company to the Holder shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

                                        SALON INTERNET, INC.



                                        By: /s/ Michael O'Donnell
                                           ---------------------------------
                                             Michael O'Donnell, President






               [Signature Page to Salon Internet, Inc. Warrant]

                                   EXHIBIT A
                              NOTICE OF EXERCISE

TO:  SALON INTERNET, INC.


     The undersigned hereby elects to purchase shares of Common Stock of Salon Internet, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

     Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other names as is specified below:


         ____________________________________________________________
                                    (Name)

         ____________________________________________________________


         _____________________________________________________________
                                   (Address)


     The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Exhibit B.


____________________________________________
(Signature)


____________________________________________
(Date)

                                   EXHIBIT B
                      INVESTMENT REPRESENTATION STATEMENT

PURCHASER:          __________________________________

COMPANY:           SALON INTERNET, INC.

SECURITY:          COMMON STOCK

AMOUNT:             __________________________________

DATE:               __________________________________

In connection with the purchase of the above-listed securities (the "Securities"), I, the Purchaser, represent to the Company the following:

          (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any distribution thereof for purposes of the Securities Act of 1933 ("Securities Act").

          (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein.

          (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities except as set forth in that certain Rights Agreement dated December 23, 1994 (as amended) between the Company and certain holders of Company securities. In addition, I understand that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the reasonable opinion of counsel for the Company.

          (d) I an aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of restricted securities acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.

          (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale.

          (f) I further understand that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required.

                                        Signature of Purchaser:


                                        ________________________________

                                        Date:  _________________________